Exhibit 99.1

For release:	July 29, 2019, 6:00 a.m. EDT	Contact:	Justin Roberts, Investor Relations
Jack Isselmann, Public Relations
503-684-7000

Greenbrier Completes Acquisition of Manufacturing Business of

American Railcar Industries

~ Grows Greenbrier’s total U.S. employment base by 66 percent ~

~ Geographic diversity/broader product portfolio provide efficiencies and access to new markets ~

~ ARI’s O’Bryan joins Greenbrier in senior manufacturing role ~

Lake Oswego, Oregon, July 29, 2019 — The Greenbrier Companies, Inc. (NYSE: GBX) today announced it completed its acquisition of the manufacturing business of American Railcar Industries (ARI) from ITE Management LP (ITE) on July 26, 2019, substantially consistent with the terms of the parties’ agreement reached in April. These operations will be fully incorporated into Greenbrier’s North American business model both from a manufacturing and commercial perspective.

Greenbrier’s U.S. workforce totals approximately 4,000 people, including nearly 1,600 U.S. workers joining from ARI. Prior to the acquisition, Greenbrier’s U.S. employment included manufacturing and corporate jobs in Oregon and employees located throughout the nation in Leasing & Services and Wheels, Repair & Parts. Greenbrier adds two railcar manufacturing facilities in Paragould and Marmaduke, Arkansas, as well as manufacturing and administrative employees in St. Charles, Missouri. It adds other operations in Jackson and Kennet, Missouri and Longview, Texas which produce a range of railcar components and parts, creating enhanced vertical integration for Greenbrier’s manufacturing operations. In addition to substantially increasing Greenbrier’s U.S.-based workforce, the newly-added operations provide us domestic capacity that insulates Greenbrier from uncertainties related to free trade in North America.

The combination provides Greenbrier a more complete product offering in tank cars and covered hoppers through Greenbrier’s integrated business model. Operating lessors, shippers and railroads, all core to Greenbrier’s customer base, can now access Greenbrier’s broad range of railcar products through either direct sales or creative lease financing solutions, paired with a broad range of after-market services. Geographic expansion provides railcar customers a value proposition that drives efficiencies and lower costs, such as improved transportation options for finished products. The addition of the ARI manufacturing operations extends Greenbrier’s reputation in design leadership and quality in the North American freight railcar market.

William A. Furman, Chairman and CEO said, “Acquiring the manufacturing operations of ARI is a major milestone for Greenbrier. The transaction advances three of our strategic goals: strengthening our presence in the North American rail equipment market, growing at scale and developing a robust talent pipeline. This is Greenbrier’s greatest expansion effort yet. We value the contributions of employees of both Greenbrier and ARI, our shared customers and other partners who have made this combination possible and who will help us continue to grow.”

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Furman added, “We thank ITE for working with us on this transaction. Greenbrier looks forward to continuing its relationship with ITE as well as the other operating lessors and syndication partners we are honored to serve. With ITE’s support, we are taking steps to ensure a smooth transition of the ARI manufacturing operations, including assistance from ITE Partner and ARI former CEO, Jim Unger. John O’Bryan, the most recent President and CEO of ARI, joins Greenbrier as Senior Vice President of Business Development and Integration reporting to Alejandro Centurion, Executive Vice President & President of Global Manufacturing Operations. O’Bryan’s tenure at ARI and three decades of rail industry experience in operating and financial roles, provides helpful continuity and strengthens our management team. Greenbrier manufacturing veteran Owen Whitehall will be directly responsible for oversight of all North American manufacturing facilities, also reporting to Centurion.”

About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the Gulf Cooperation Council. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of freight railcar wheel services, parts, repair, refurbishment and retrofitting services in North America through our wheels, repair & parts business unit. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and related transportation industries in North America. Through unconsolidated joint ventures, we produce industrial and rail castings, tank heads and other components. Greenbrier owns a lease fleet of 10,600 railcars and performs management services for about 375,000 railcars. Learn more about Greenbrier at www.gbrx.com.

UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words such as “affirms,” “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards that are not indicative of Greenbrier’s financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; policies and priorities of the federal government regarding international trade, taxation and infrastructure; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix

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and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up, or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions and establishment of joint ventures; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed Greenbrier’s insurance coverage; train derailments or other accidents or claims that could subject Greenbrier to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other railcar or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, Greenbrier’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2019, and Greenbrier’s other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.

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